----------------------------------
                                                          OMB APPROVAL
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                                              Expires:         February 28, 2006
                                              Estimated average burden
                                              hours to perform............ 14.73
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               EDT LEARNING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                               EDT LEARNING, INC.
                       2999 NORTH 44TH STREET, SUITE, 650
                             PHOENIX, ARIZONA 85018

                                                                   July 17, 2003

TO THE STOCKHOLDERS OF EDT LEARNING, INC.

You are cordially invited to attend the 2003 Annual Meeting of Stockholders (the "Meeting") of EDT Learning, Inc. (the "Company"), to be held on August 15, 2003, at 9:00 a.m., local time, at the Company's offices, 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018.

Please read the enclosed 2003 Annual Report to Stockholders and Proxy Statement for the Meeting. Whether or not you plan to attend the Meeting, please sign, date, and return the proxy card in the enclosed envelope to Continental Stock Transfer & Trust Company as soon as possible so that your vote will be recorded. If you attend the Meeting having already returned the proxy card, you may withdraw your proxy and vote your shares in person. Since we are a small public company, we strongly urge you to take the time to return your proxy card.

Sincerely,

By: /s/ James M. Powers, Jr.
    ------------------------
Name: James M. Powers, Jr.
Title: Chairman of the Board and Chief Executive Officer

                               EDT LEARNING, INC.
                        2999 NORTH 44TH STREET, SUITE 650
                             PHOENIX, ARIZONA 85018

                                   ----------

                           NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS
                           TO BE HELD AUGUST 15, 2003

                                   ----------

TO OUR STOCKHOLDERS:

The 2003 Annual Meeting of Stockholders (the "Meeting") of EDT Learning, Inc., a Delaware corporation (the "Company"), will be held on August 15, 2003 at 9:00 a.m., local time, at the Company's offices, 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018, for the following purposes:


(1) To elect two Class B directors to serve for a term of three years or until their successors are duly elected and qualified;

(2) To consider and vote for a proposal to approve and ratify the appointment of BDO Seidman, LLP, as the Company's independent accountants for the fiscal year ending March 31, 2004; and

(3) To consider such other matters as may properly come before the Meeting and at any and all adjournments thereof.

Only stockholders of record at the close of business on July 3, 2003 are entitled to notice of and to vote at the Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ James M. Powers, Jr.
                                        ----------------------------------------
                                        Name: James M. Powers, Jr.
                                        Title: Chairman of the Board and Chief
                                               Executive Officer

Phoenix, Arizona
July 17, 2003

A PROXY CARD IS ENCLOSED. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. RETURNING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                               EDT LEARNING, INC.
                        2999 NORTH 44TH STREET, SUITE 650
                             PHOENIX, ARIZONA 85018


                                 PROXY STATEMENT

                                   ----------

                               GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of EDT Learning, Inc., (the "Company"), for use at the Company's 2003 Annual Meeting of Stockholders (the "Meeting" or the "Annual Meeting") to be held at 9:00 a.m., local time, on August 15, 2003, at 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to the stockholders of the Company on or about July 17, 2003.

The Company is mailing its 2003 Annual Report to Stockholders, including consolidated financial statements, simultaneously with this Proxy Statement to all stockholders of record as of the close of business on July 3, 2003. That report does not constitute a part of this proxy solicitation material.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

All voting rights are vested exclusively in the holders of the Company's common stock, par value $0.001 per share. Each share of the Company's common stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Holders of a majority of shares entitled to vote at the Meeting, when present in person or by proxy constitute a quorum. On July 3, 2003, the record date for stockholders entitled to vote at the Meeting, 15,773,471 shares of the Company's common stock were issued and outstanding.

Proxies in the enclosed form will be effective if properly executed and returned prior to the Meeting in the enclosed envelope either to Continental Stock Transfer & Trust Company, Proxy Department, 17 Battery Place FL 8, New York, New York 10004 or the Company at 2999 N. 44th Street, Suite 650, Phoenix, Arizona 85018. The Company's common stock represented by each effective proxy will be voted at the Meeting in accordance with the instruction on the proxy. If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted (a) FOR election of the two nominees named in the proxy as Class B directors; (b) FOR approval and ratification of the appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year 2004; and (c) as to any other matters of business which properly come before the Meeting, by the named proxies at their discretion.

Any stockholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company, by voting in person at the Meeting or by filing at the Meeting a later executed proxy.

When a quorum is present, in the election of directors, the nominees having the highest number of votes cast in favor of their election will be elected to the Company's Board of Directors. With respect to the proposal to ratify the appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year 2004, the affirmative vote of a majority of the shares present or represented by proxy at the meeting is required. With respect to any other matter which may properly come before the Meeting, unless a greater number of votes is required by law or by the Company's restated certificate of incorporation, a matter will be approved by the stockholders if the votes cast in favor of the matter exceed the votes cast in opposition.

Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Broker non-votes and abstentions which may be specified on the proposal to ratify the appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year 2004, will have the same effect as a vote against that proposal. For purposes of determining the outcome of the election of the directors, or of any other matter which properly may come before the Meeting, abstentions, broker non-votes will not be considered as votes cast for the matter. Thus, abstentions and broker non-votes will have no impact in the election of the two Class B directors, or any other matter which properly may come before the Meeting so long as a quorum is present.

The Company will pay the cost of soliciting proxies in the accompanying form. The Company has retained the services of Continental Stock Transfer & Trust Company to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $1,500 plus out-of-pocket expenses. Although there are no formal agreements to do so, proxies may be solicited by officers and other regular employees of the Company by telephone, telegraph or by personal interview for which employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

GENERAL

The Company's restated certificate of incorporation provides for the classification of the Company's Board of Directors into three classes. The term of office of the Class A directors expires at the Company's 2005 Meeting and Class B directors expires at this Annual Meeting of Stockholders and the term of office of the Class C directors expires at the Company's 2004 Annual Meeting of Stockholders. Two Class B nominees are proposed to be elected at this Annual Meeting to serve for a three-year term to last until the 2006 Annual Meeting of Stockholders or until their successors are duly elected and have been qualified. The directors whose term will expire at this Annual Meeting have been nominated for re-election as Class B directors. Nominees for Class B directors will be elected by a plurality of the votes cast, assuming a quorum is present at the Annual Meeting. Accordingly, abstentions and broker non-votes will have no effect on the election of directors.

Proxies cannot be voted for a greater number of persons than the number of nominees named therein. Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the nominees for director named below. If, at the time of the Meeting, any of the nominees shall have become unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, as they determine in their discretion. Management is currently unaware of any circumstances likely to render any of the nominees unavailable for election or unable to serve.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

The Board of Directors unanimously recommends that the stockholders vote FOR election of the following nominees as Class B directors of the Company.

                                                                        DIRECTOR
NAME                     AGE    POSITION             CLASS - TERM        SINCE
----                     ---    --------             ------------        -----
James H. Collins         56     Director        Class B - Expires 2006    2000
Daniel T. Robinson, Jr.  42     Director        Class B - Expires 2006    2000

CONTINUING DIRECTORS

The persons named below will continue to serve as directors of the Company until the annual meeting of stockholders in the year indicated below and until their successors are elected and take office. Stockholders are not voting on the election of the Class A and Class C directors. The following table shows the names, ages and positions of each continuing director.

                                                                                    DIRECTOR
NAME                     AGE    POSITION                      CLASS - TERM           SINCE
----                     ---    --------                      ------------           -----
James M. Powers, Jr.     47     Chairman of the          Class A - Expires 2005       1998
                                Board, President
                                and Chief Executive
                                Officer
Preston A. Zuckerman     57     Director                 Class A - Expires 2005       2001
George M. Siegel         65     Director                 Class C - Expires 2004       1998

The following table sets forth certain information concerning the Company's directors and nominees to become a director (ages are as of March 31, 2003):

NAME                         AGE     POSITION
----                         ---     --------
James M. Powers, Jr.         47      Chairman of the Board, President and Chief
                                       Executive Officer
James H. Collins             56      Current Director and Director Nominee
Daniel T. Robinson, Jr.      42      Current Director and Director Nominee
George M. Siegel             65      Director
Preston A. Zuckerman         57      Director

JAMES M. POWERS, JR. has served as Chairman, President and CEO of the Company since December 1998. Mr. Powers guided the Company through its initial growth and acquisition phase and subsequent transformation from a dental practice management company to a leading provider of Web-based training and Web conferencing solutions. Mr. Powers joined the Company through the merger with Liberty Dental Alliance, Inc., a Nashville based company where he was the founder, Chairman and President from 1997 to 1998. Mr. Powers was a founder and Chairman of Clearidge, Inc., a privately held bottled water company in Nashville, Tennessee from 1993 to 1999. Mr. Powers led Clearidge through 13 acquisitions over three years to become one of the largest, independent bottlers in the Southeast. Mr. Powers also is a founder and Director of Barnhill's Country Buffet, Inc., a privately held chain of 48 restaurants in the Southeast. He received a Doctor of Dental Surgery Degree from The University of Tennessee and received his MBA from Vanderbilt University's Owen Graduate School of Management.

JAMES H. COLLINS has served as a corporate executive in financial/operational management for over 15 years completing seven corporate turnarounds/restructurings and five start-ups, and as an investment banker for ten years in the public/private capital markets and five years with an international accounting firm. Mr. Collins is Chairman and CEO of Vindrauga Corporation, a private equity and financial services firm and Managing Director of AFS Industries, LLC, a modular classroom design and manufacturing company. From 1998 until 2000, Mr. Collins served as President, COO, CFO and Director of Scripps Clinic, La Jolla, California. Additionally, since 1997, Mr. Collins has served as Chairman and CEO of All Post, Inc., a postproduction company and Cinetech, Inc., a film restoration and preservation company. Industry experience includes technology, consumer electronics, financial services, healthcare, food products, real estate, construction, entertainment and gaming. He serves as a Director of The John Tracy Clinic, a non-profit organization serving hearing-impaired children worldwide. Mr. Collins is a Certified Public Accountant and a NASD General Securities Principal. He received his B.S. and M.B.A. degrees from the University of Southern California.

DANIEL T. ROBINSON, JR. has been a member of the Bogatin Law Firm, PLC in Memphis, Tennessee since September 2000, and has acted as an investor and principal advisor in private ventures since 1992. Prior to that, he was with the Glankler Brown law firm in Memphis, Tennessee. He currently is an owner, officer and director in several closely held businesses. In addition to his career as a practicing attorney, Mr. Robinson has been engaged in merchant banking, software development, and the foodservice industry. Mr. Robinson holds as B.B.A. in Finance, an M.B.A. and J.D. from the University of Memphis. He is a member of the Memphis and Tennessee Bar Associations.

GEORGE M. SIEGEL is the founder and President of RideAmerica Transportation Group, Inc. Until recently, he served as Chairman of the Board of Directors of BrightStar Information Technology Group, Inc. since its inception. BrightStar is a public company (NASDAQ:BTSR.OB) of which he is a co-founder. He also served as Chairman of the Board of BrightStar's Singapore Joint Venture. Mr. Siegel is a co-founder and Director of EDT Learning, Inc. In 1995 Mr. Siegel co-founded
MindWorks Professional Education Group, Inc. In 1990 he founded Parcelway Courier Systems, Inc., publicly traded under Dynamex (AMEX:DDN) and served as its President and Chief Executive Officer until 1995. Mr. Siegel received his B.S. in Business Administration and Marketing from Roosevelt University, Chicago, Illinois.

PRESTON A. ZUCKERMAN assumed the role of Senior Vice President and Chief e-Learning Architect for the Company in September 2001 when the Company acquired Learning-Edge, Inc. Mr. Zuckerman founded Learning-Edge in 1988 as one of the first custom e-Learning development companies in the U.S. He served as its CEO and Chief e-Learning Architect from that time. He has been a leader in the training and communication fields for many years, and Learning-Edge received numerous awards for its work. Prior to founding Learning-Edge, he spent 16 years directing the training and publications departments for Four-Phase Systems (currently Motorola Computer Group) and ITT Corporation. During that period, he successfully introduced criterion-referenced, self-paced, and media-based instruction within both organizations. Mr. Zuckerman started his career as a Computer Specialist and Instructor in the U.S. Navy where he served for seven years.

       PROPOSAL TWO: APPROVAL AND RATIFICATION OF INDEPENDENT ACCOUNTANTS

CHANGE IN INDEPENDENT ACCOUNTANTS: On April 3, 2003, the Company dismissed PricewaterhouseCoopers LLP as its independent accountants and engaged BDO Seidman, LLP. The Company's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants. BDO Seidman, LLP audited the consolidated financial statements of the Company for the fiscal year ending March 31, 2003.

The reports of PricewaterhouseCoopers LLP on the consolidated financial statements for the fiscal years ended March 31, 2002 and 2001, respectively, contained no adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principle except that the report for the fiscal year ended March 31, 2002 contained an explanatory paragraph expressing substantial doubt regarding the Company's ability to continue as a going concern.

In connection with its audits for the fiscal years ended March 31, 2002 and 2001, respectively, and through April 3, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

During the fiscal years ended March 31, 2002 and 2001, respectively, and through April 3, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

For the two most recent fiscal years of the Company ended March 31, 2002 and 2001 and the subsequent interim period through April 3, 2003, the Company did not consult with BDO Seidman, LLP regarding the application of accounting principles to a specified transaction, type of audit opinion that might be rendered on the Registrant's financial statements, or any other accounting, auditing or reporting matters.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES PRESENT OR REPRESENTED AT THE MEETING AND ENTITLED TO VOTE IS NEEDED TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR 2004. IF THE APPOINTMENT IS NOT APPROVED, THE MATTER WILL BE REFERRED TO THE AUDIT COMMITTEE FOR FURTHER REVIEW. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR 2004.

AUDIT FEES

BDO Seidman, LLP billed or will bill the Company and its subsidiaries approximately $98,000 for the following professional services: audit of the annual financial statements of the Company for the fiscal year ended March 31, 2003.

PricewaterhouseCoopers LLP, billed the Company and its subsidiaries approximately $77,000 for the following professional services: review of the interim financial statements included in the quarterly reports on Form 10-Q for the periods ended June 30, 2002, September 30, 2002 and December 31, 2002 and the issuance of their consent to include their previously issued audit report on the Company's consolidated financial statements for the two fiscal years ended March 31, 2002 in the Company's Form 10-K for fiscal year 2003. Subsequent to the filing of the 2002 Proxy Statement, PricewaterhouseCoopers LLP billed the Company and its subsidiaries approximately $61,000 for additional professional services related to the audit of the annual financial statements of the Company for the fiscal year ended March 31, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

The Company did not engage BDO Seidman, LLP or PricewaterhouseCoopers LLP to provide services to the Company regarding financial information systems design and implementation during the fiscal year ended March 31, 2003.

ALL OTHER FEES

BDO Seidman, LLP will bill the Company for other services totaling approximately $2,000 related to the fiscal year ended March 31, 2003.

PricewaterhouseCoopers LLP billed the Company and its subsidiaries approximately $19,000 for other services for the fiscal year ended March 31, 2003, primarily for work on the Company's acquisitions of certain assets of LearnLinc Corporation and certain assets of Quisic Corporation and the related required filings with the Securities and Exchange Commission.

Our Audit Committee has determined that the provision of the non-audit services described above by our independent accountants is compatible with maintaining their independence.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table shows, as of May 31, 2003, the "beneficial ownership" of the Common Stock of (i) each director and nominee to become a director, (ii) each executive officer, (iii) all executive officers and directors of the Company as a group and (iv) each person who owns more than 5% of the outstanding Common Stock. Except as otherwise indicated, the address of each person in the table is c/o EDT Learning, Inc., 2999 N. 44th Street, Suite 650, Phoenix, Arizona 85018.

                                                               PERCENT(1)       NUMBER     NOTE
                                                               ----------       ------     ----
James M. Powers, Jr.                                              7.2%        1,194,652   (2)
Preston A. Zuckerman                                              8.8%        1,393,436   (3)
James L. Dunn, Jr.                                                1.2%          193,800   (4)
Lucille Holliday                                                     *           15,400   (5)
Brian L. Berry                                                       *           31,650   (6)
George M. Siegel                                                     *          149,180   (7)
David A. Little                                                      *          122,307   (8)
James H. Collins                                                     *           87,500   (9)
Daniel T. Robinson, Jr.                                              *           72,886   (10)
Barry Blank                                                      12.8%        2,290,900   (11, 15)
Renaissance Capital Growth and Income Fund III, Inc.              6.2%        1,031,600   (12, 13, 14)
Renaissance U.S. Growth and Income Trust PLC                      6.0%        1,000,000   (12, 13, 14)
BFS US Special Opportunities Trust PLC                            7.2%        1,200,000   (12, 13, 14)

(ALL  EXECUTIVE  OFFICERS  AND  DIRECTORS AS A GROUP - NINE
PERSONS)                                                         19.0%        3,260,811

----------
*    LESS THAN 1%.
(1) CALCULATIONS ARE MADE IN ACCORDANCE WITH RULE 13D-3 UNDER THE SECURITIES EXCHANGE ACT, AS AMENDED. IN DETERMINING THE PERCENT OF OUTSTANDING COMMON STOCK OWNED BY A PERSON, (A) THE NUMERATOR IS THE NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED BY THE PERSON, INCLUDING SHARES THE BENEFICIAL OWNERSHIP OF WHICH MAY BE ACQUIRED WITHIN 60 DAYS UPON THE EXERCISE OF OPTIONS OR WARRANTS OR CONVERSION OF CONVERTIBLE SECURITIES, AND (B) THE DENOMINATOR IS THE TOTAL OF (I) THE 15,773,471 SHARES IN THE AGGREGATE OF COMMON STOCK OUTSTANDING ON MAY 31, 2003 AND (II) ANY SHARES OF COMMON STOCK WHICH THE PERSON HAS THE RIGHT TO ACQUIRE WITHIN 60 DAYS UPON THE EXERCISE OF OPTIONS OR WARRANTS OR CONVERSION OF CONVERTIBLE SECURITIES. NEITHER THE NUMERATOR NOR THE DENOMINATOR INCLUDES SHARES WHICH MAY BE ISSUED UPON THE EXERCISE OF ANY OTHER OPTIONS OR WARRANTS OR THE CONVERSION OF ANY OTHER CONVERTIBLE SECURITIES.
(2) INCLUDES 383,073 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT SHALL VEST ON OR BEFORE JULY 30, 2003 AND 10,857 SHARES THAT MAY BE ACQUIRED UPON THE CONVERSION OF A CONVERTIBLE PROMISSORY NOTE. INCLUDES A RESTRICTED STOCK AWARD FOR 450,000 SHARES ACQUIRED AS A PART OF A STOCK GRANT UNDER THE 1997 STOCK COMPENSATION PLAN. THE AWARD HAS A TERM OF TEN YEARS AND PROVIDES FOR VESTING OF 150,000 OF THOSE SHARES IF THE COMPANY'S STOCK PRICE EXCEEDS $4.50 PER SHARE, 150,000 IF THE COMPANY'S STOCK PRICE EXCEEDS $8.50 PER SHARE, AND THE REMAINING 150,000 IF THE COMPANY'S STOCK PRICE EXCEEDS $12.50 PER SHARE. ALSO INCLUDES A TOTAL OF 100,000 SHARES THAT MAY BE ISSUED ON EXERCISE OF WARRANTS OR CONVERSION OF CONVERTIBLE NOTES HELD BY MR. POWERS AND AN IRA FOR THE BENEFIT OF MR. POWERS' WIFE, EACH RECEIVED IN OUR MARCH 2002 PRIVATE PLACEMENT.
(3) INCLUDES 17,150 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT SHALL VEST ON OR BEFORE JULY 30, 2003.
(4) INCLUDES 140,775 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT SHALL VEST ON OR BEFORE JULY 30, 2003.
(5) INCLUDES 15,400 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT SHALL VEST ON OR BEFORE JULY 30, 2003.
(6) INCLUDES 31,650 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT SHALL VEST ON OR BEFORE JULY 30, 2003.
(7) INCLUDES 27,500 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT SHALL VEST ON OR BEFORE JULY 30, 2003.
(8) INCLUDES 22,500 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT SHALL VEST ON OR BEFORE JULY 30, 2003 AND A TOTAL OF 50,000 SHARES THAT MAY BE ISSUED ON EXERCISE OF WARRANTS AND CONVERSION OF A CONVERTIBLE NOTE, EACH RECEIVED IN OUR MARCH 2002 PRIVATE PLACEMENT.
(9) INCLUDES 27,500 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT SHALL VEST ON OR BEFORE JULY 30, 2003 AND A TOTAL OF 50,000 SHARES THAT MAY BE ISSUED ON EXERCISE OF WARRANTS AND CONVERSION OF A CONVERTIBLE NOTE HELD FOR THE BENEFIT OF HIS DAUGHTER, EACH RECEIVED IN OUR MARCH 2002 PRIVATE PLACEMENT.

(10) INCLUDES 28,671 SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF STOCK OPTIONS THAT SHALL VEST ON OR BEFORE JULY 30, 2003 AND A TOTAL OF 25,000 SHARES THAT MAY BE ISSUED ON EXERCISE OF WARRANTS AND CONVERSION OF A CONVERTIBLE NOTE, EACH RECEIVED IN OUR MARCH 2002 PRIVATE PLACEMENT.
(11) MR. BLANK IS AN AFFILIATE OF THE PLACEMENT AGENT (WHICH ALSO PLACED THE MARCH 2002 PRIVATE PLACEMENT) AND HIS ADDRESS IS C/O MURPHY AND DURIEU, 1661 EAST CAMELBACK ROAD, SUITE 201, PHOENIX, ARIZONA 86016. INCLUDES 1,000,000 SHARES THAT MAY BE ISSUED ON EXERCISE OF WARRANTS AND 1,000,000 SHARES THAT MAY BE ISSUED UPON CONVERSION OF CONVERTIBLE NOTES. ALSO INCLUDES 190,000 SHARES THAT MAY BE ISSUED ON EXERCISE OF WARRANTS RECEIVED AS COMMISSION IN HIS CAPACITY AS AN AFFILIATE OF THE PLACEMENT AGENT. DOES NOT INCLUDE AN AGGREGATE 200,000 SHARES THAT MAY BE ISSUED ON EXERCISE OF WARRANTS AND CONVERSION OF CONVERTIBLE NOTES HELD BY HIS MOTHER AND DAUGHTER, WITH RESPECT TO WHICH MR. BLANK DISCLAIMS BENEFICIAL OWNERSHIP.
(12) THE ADDRESS OF EACH OF THESE ENTITIES IS 8080 NORTH CENTRAL EXPRESSWAY, SUITE 210-LB 59, DALLAS, TX 75206-1857.
(13) INCLUDES 500,000 SHARES THAT MAY BE ISSUED ON EXERCISE OF WARRANTS AND 500,000 SHARES THAT MAY BE ISSUED UPON CONVERSION OF CONVERTIBLE NOTES, EACH RECEIVED IN OUR MARCH 2002 PRIVATE PLACEMENT.
(14) NUMBERS ARE BASED ON A SCHEDULE 13D DATED MARCH 29, 2002 FILED JOINTLY BY THESE ENTITIES.
(15) EXCLUDES SHARES OF COMMON STOCK, BENEFICIAL OWNERSHIP OF WHICH MAY BE ACQUIRED BY THE PLACEMENT AGENT IN THE OFFERING OR IN CONNECTION WITH THE EXERCISE OF A WARRANT GRANTED TO THE PLACEMENT AGENT AS PART OF ITS COMPENSATION FOR OUR MARCH 2002 PRIVATE PLACEMENT.

There has been no change in control of the Company since the beginning of its last fiscal year, and there are no arrangements known to the Company, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                         BOARD ORGANIZATION AND MEETINGS

During the fiscal year 2003, the Board of Directors of the Company (the "Board") held four (4) regular meetings and two (2) special called meetings and acted by unanimous written consent on two (2) occasions.

The Board has an Audit Committee, a Compensation Committee and a Nominating Committee each of which was initially constituted on March 30, 1998. During the fiscal year 2003, each director attended 100 percent (100%) of the aggregate of the total number of Board meetings and of meetings of committees of the Board on which he served. The members of the Audit and Compensation Committees are not employees of the Company.

AUDIT COMMITTEE

The Audit Committee recommends the independent public accountants to be selected by the Board for stockholder approval each year and acts on behalf of the Board in reviewing with the independent public accountants, the chief financial officer and other corporate officers, various matters relating to the adequacy of the Company's accounting policies and procedures and financial controls and the scope of the annual audits by the independent public accountants. The Audit Committee consists of Mr. Collins (Chairman), Mr. Siegel and Mr. Robinson. During the fiscal year 2003, the Audit Committee held four (4) meetings. The Audit Committee operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are independent within the meaning of Section 121(A) of the American Stock Exchange's listing standards and the Sarbanes-Oxley Act.

COMPENSATION COMMITTEE

The Compensation Committee is authorized to establish the general compensation policy for the officers and directors of the Company and annually reviews and establishes or makes recommendations to the entire Board regarding officers' salaries and participation in benefit plans, prepares reports required by the SEC and approves the directors' compensation. The Compensation Committee consists of Mr. Siegel (Chairman), and Mr. Collins. During the fiscal year 2003, the Compensation Committee held one (1) meeting.

NOMINATING COMMITTEE

The Nominating Committee is authorized to develop policies on the size and composition of the Board and criteria relating to candidate selection, propose to the Board a slate of director nominees for election at annual meetings of stockholders, propose candidates to fill vacancies on the Board and recommend board members to serve on the various committees of the Board. The members of the Nominating Committee are Mr. Powers (Chairman), Mr. Robinson and Dr. David
A. Little (outgoing Director). During the fiscal year 2003, the Nominating Committee held one (1) meeting.

DIRECTOR COMPENSATION

Directors who are employees of the Company do not receive additional compensation for serving as directors. Each director who is not an employee of the Company receives a fee of $3,000 for attendance at each Board meeting and $1,000 for each committee meeting (unless held on the same day as a Board meeting). All directors of the Company are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board or committees thereof, and for other expenses incurred in their capacity as directors of the Company Under the Company's 1997 Stock Compensation Plan (the "Stock Plan"), each nonemployee director is eligible to receive nonqualified options to purchase shares of the Company common stock. Each newly elected nonemployee director automatically will be granted nonqualified options to purchase shares of the Company's common stock on the date that the person first becomes a director of the Company. Thereafter, each nonemployee director automatically will be granted nonqualified options to purchase 15,000 shares of the Company's common stock on the date of the Company's annual meeting of stockholders. Each option will have an exercise price per share equal to the fair market value of the Company's common stock on the date of grant. All the options granted to the nonemployee directors have a term of ten years and are fully exercisable on the date of grant.

                             EXECUTIVE COMPENSATION

The following table sets forth each component of compensation paid or awarded to, or earned by, each person who served as Chief Executive Officer of the Company during the fiscal year ended March 31, 2003, and the four other most highly compensated executive officers serving as of March 31, 2003 whose aggregate cash compensation exceeded $100,000 during the fiscal year 2003 (collectively, the "Named Executive Officers") for the fiscal years indicated. There were no other highly compensated executive officers whose aggregate cash compensation exceeded $100,000 during the fiscal year 2003.

                                                                                     RESTRICTED     SECURITIES
   NAME AND PRINCIPAL            FISCAL                                OTHER           STOCK        UNDERLYING       ALL OTHER
        POSITION                  YEAR      SALARY       BONUS      COMPENSATION       AWARDS        OPTIONS      COMPENSATION(3)
        --------                  ----      ------       -----      ------------       ------        -------      ---------------
James M. Powers, Jr.              2003     $235,449     $39,375            --              --              --          $9,000
    Chairman of the Board         2002     $225,372     $39,375      $179,000(1)     $405,000(2)       30,000          $9,000
    President and Chief           2001     $205,776          --      $ 23,742              --         180,156          $9,000
    Executive Officer


James L. Dunn, Jr.                2003     $151,164     $21,875            --              --          20,000              --
    Sr. Vice President,           2002     $150,257     $21,094            --              --          20,000              --
    General Counsel and           2001     $147,780          --            --              --          85,000              --
    Chief Development
    Officer

Preston A. Zuckerman              2003     $108,506          --            --              --          20,000              --
    Sr. Vice President            2002      $91,531          --            --              --          20,000              --
    and Chief
    e-Learning Architect

Lucille Holliday                  2003     $120,885          --            --              --          20,000              --
    Sr. Vice President
    of Sales

Brian L. Berry                    2003     $107,851          --            --              --          20,000              --
    Vice President of             2002     $ 90,168          --            --              --          10,000              --
    Finance                       2001     $ 82,500          --            --              --          10,000              --

----------
(1) THE AMOUNT SET FORTH AS OTHER COMPENSATION REPRESENTS THE PAYMENT OF TAXES ASSOCIATED WITH A LOAN BY THE COMPANY.
(2) IN DECEMBER 2001 THE BOARD, BASED ON THE RECOMMENDATION OF THE COMPENSATION COMMITTEE, APPROVED THE GRANT TO THE COMPANY'S CHIEF EXECUTIVE OFFICER OF 450,000 RESTRICTED SHARES OF COMMON STOCK. THE AWARD HAS A TERM OF TEN YEARS AND PROVIDES FOR VESTING OF 150,000 OF THOSE SHARES IF THE COMPANY'S STOCK PRICE EXCEEDS $4.50 PER SHARE, 150,000 IF THE COMPANY'S STOCK PRICE EXCEEDS $8.50 PER SHARE, AND THE REMAINING 150,000 IF THE COMPANY'S STOCK PRICE EXCEEDS $12.50 PER SHARE. THE SHARES VEST IN FULL ON THE TENTH ANNIVERSARY OF THE DATE OF GRANT. THE $405,000 REFLECTS THE MARKET PRICE OF

     THE COMMON STOCK AT THE DATE OF GRANT. AT MARCH 31, 2003, 450,000 UNVESTED RESTRICTED SHARES REMAINED OUTSTANDING. BASED ON THE MARKET PRICE OF $0.36 PER COMMON SHARE ON MARCH 31, 2003, THE RESTRICTED SHARES HAD A VALUE OF $162,000. THE COMPANY'S CHIEF EXECUTIVE OFFICER HAS THE RIGHT TO VOTE THE RESTRICTED SHARES. THE RESTRICTED SHARES SHARE IN DIVIDENDS ON THE COMPANY'S COMMON STOCK TO THE EXTENT ANY DIVIDENDS ARE DECLARED BY THE BOARD.
(3) ALL OTHER COMPENSATION IS COMPRISED OF THE REIMBURSEMENT OF AUTOMOBILE EXPENSES.

OPTION GRANTS

The following table provides information on stock option grants to the Named Executive Officers in the fiscal year ended March 31, 2003 under the Stock Plan.


OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                            NUMBER OF
                           SECURITIES
                           UNDERLYING
                             OPTIONS           % OF TOTAL
                             GRANTED        OPTIONS GRANTED          GRANT
                             DURING         TO EMPLOYEES IN     EXERCISE PRICE       EXPIRATION       PRESENT
                           FISCAL YEAR        FISCAL YEAR         (PER SHARE)           DATE          VALUE(3)
                           -----------        -----------         -----------           ----          --------
James M. Powers, Jr.            --                 --                   --               --                --

James L. Dunn, Jr.           5,000(1)            0.01%               $0.65             8/16/12         $1,475
                            15,000(2)            0.03%               $0.65             8/16/12         $4,425

Preston A. Zuckerman         5,000(1)            0.01%               $0.65             8/16/12         $1,475
                            15,000(2)            0.03%               $0.65             8/16/12         $4,425

Lucille Holliday             5,000(1)            0.01%               $0.65             8/16/12         $1,475
                            15,000(2)            0.03%               $0.65             8/16/12         $4,425

Brian L. Berry               5,000(1)            0.01%               $0.65             8/16/12         $1,475
                            15,000(2)            0.03%               $0.65             8/16/12         $4,425

----------
(1)  VESTED 100% ON APRIL 1, 2003.
(2)  VEST MONTHLY OVER THREE (3) YEARS IN 1/36 INCREMENTS BEGINNING MAY 1, 2003.
(3) CALCULATED USING THE FOLLOWING WEIGHTED-AVERAGE ASSUMPTIONS: DIVIDEND YIELD OF 0%, EXPECTED VOLATILITY OF 41%, RISK-FREE INTEREST RATE OF 4.32% AND EXPECTED LIFE OF SIX (6) YEARS.

The following table sets forth certain information with respect to unexercised options to purchase the Company's common stock held by the Named Executive Officers at March 31, 2003. (None of the Named Executive Officers exercised options in the fiscal year 2003.)

YEAR-END 2003 OPTION VALUES

                              NUMBER OF SHARES               VALUE OF UNEXERCISED
                           UNDERLYING UNEXERCISED                IN THE MONEY
                              OPTIONS HELD AT                  OPTIONS HELD AT
                               MARCH 31, 2003                   MARCH 31, 2003
                         --------------------------     ----------------------------------
                         EXERCISABLE  UNEXERCISABLE     EXERCISABLE (1)  UNEXERCISABLE (1)
                         -----------  -------------     ---------------  -----------------
James M. Powers, Jr.       345,573       120,000             $0                $0
James L. Dunn, Jr.         119,125        74,208             $0                $0
Preston A. Zuckerman         9,583        30,417             $0                $0
Lucille Holliday             7,700        32,300             $0                $0
Brian L. Berry              24,083        30,917             $0                $0

----------
(1) VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS IS CALCULATED BASED UPON THE DIFFERENCE, IF ANY, BETWEEN THE OPTION EXERCISE PRICE AND THE CLOSING PRICE OF THE COMMON STOCK AT YEAR-END, MULTIPLIED BY THE NUMBER OF SHARES UNDERLYING THE OPTIONS. THE CLOSING PRICE PER SHARE OF THE COMPANY'S COMMON STOCK AS REPORTED ON THE AMEX ON MARCH 31, 2003 WAS $0.36. THE EXERCISE PRICES FOR THE OPTIONS PREVIOUSLY GRANTED TO THE NAMED EXECUTIVE OFFICERS RANGE FROM $0.50 TO $8.50 PER SHARE.

EMPLOYMENT AGREEMENTS

The Company has entered into employment agreements with Mr. Powers, Mr. Dunn and Mr. Zuckerman, all of whom are officers and two of whom are directors of the Company. Each of these agreements provides for an annual base salary in an amount not less than the initial specified amount and entitles the employee to participate in all EDT's compensation plans in which other executive officers of EDT participate. Each agreement establishes a base annual salary and provides for annual bonuses based on the Management Incentive Plan, as adopted by the Board of Directors, is subject to the right of EDT to terminate said employment at any time and Mr. Powers' and Mr. Dunn's provides for continuous employment for a two-year term. Under each of the employment agreements, if EDT terminates the employee's employment without cause (as therein defined), Mr. Powers, Mr. Dunn and Mr. Zuckerman will be entitled to a payment equal to 12 months' salary. Additionally, Mr. Powers, Mr. Dunn, and Mr. Zuckerman's employment agreements provide for a severance payment equal to one (1) year's compensation in the event of termination of employment following a change in control of the Company (as defined therein). Each of the foregoing agreements also contains a covenant limiting competition with EDT for one year following termination of employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No executive officer of the Company currently serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or as an executive officer of the Company. See "Director and Executive Compensation" and "Certain Transactions" for a description of any transactions between the Company and members of the Board of Directors.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

The Compensation Committee is responsible for establishing a general compensation policy for officers and employees of the Company, preparing any reports that may be required relating to officer compensation and approving any increases in directors' fees. The Compensation Committee consists of Mr. Siegel, Chairman, and Mr. Collins. In the fiscal year 2003, the Compensation Committee approved,  or in some cases  recommended to the Board for the Board's  approval, remuneration arrangements and compensation plans involving the Company's directors, executive officers and certain other employees whose compensation exceeds specified levels. The Compensation Committee also acts on the granting of stock options to executive officers under the Stock Plan.

The Company's executive compensation program has been designed to assist the Company in attracting, motivating and retaining the executive talent necessary for the Company to maximize its return to stockholders. To this end, this program provides competitive compensation levels and incentive pay levels that vary based on corporate and individual performance.

The Company's compensation program for executives consists of three key elements: a base salary; a performance-based annual bonus; and periodic grants of stock options.

The Compensation Committee believes that this three-part approach best serves the interests of the Company and its stockholders. It enables the Company to meet the requirements of the highly competitive environment in which the Company operates while ensuring that executive officers are compensated in a way that advances both the short-term and long-term interests of its stockholders. Under this approach, compensation for these officers involves a high proportion of pay that is dependent on maximizing long-term returns to stockholders. The annual bonus payable for the fiscal year 2003 will depend on the Company's operational performance in the fiscal year 2003 and other individual factors identified in the Company's Incentive Compensation Plan.

BASE SALARY

Base pay is designed to be competitive with salary levels for comparable executive positions at other companies and the Compensation Committee reviews such comparable salary information as one factor to be considered in determining the base pay for the Company's executive officers. Other factors the Compensation Committee considers in determining base pay for each of the executive officers are that officer's responsibilities, experience, leadership, potential future contribution and demonstrated individual performance. The Company has employment agreements with its Chief Executive Officer and certain of the other Named Executive Officers. These agreements provide for a minimum annual base salary the Company may increase, but cannot decrease. Any increase in these base salaries of the Company's executive officers will be based on recommendations by the Company's Chief Executive Officer, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the executive officer. Performance for base salary purposes will be assessed on a qualitative, rather than a quantitative, basis. No specific performance formula or weighting of factors will be used in determining base salary levels.

ANNUAL BONUS

For the fiscal year 2003, the Company determined that it was their preference to compensate the executive officers both with cash bonuses and in the form of long-term, equity-based compensation through the award of stock options. The Compensation Committee expects to base future annual bonuses on the Company's financial performance and the individual performance of the employees, and intends to use qualitative, rather than quantitative, factors for this purpose.

STOCK PLAN

The objectives of the Stock Plan are to (i) attract and retain superior personnel for positions of substantial responsibility and (ii) provide employees, nonemployee directors and advisors with an additional incentive to contribute to the success of the Company.

Stock options align the interests of employees and stockholders by providing value to option holders through stock price appreciation only. The Compensation Committee expects that it will make future stock option or other long-term equity-based incentive awards periodically at its discretion based on recommendations of the Chief Executive Officer. Stock option grant sizes, in general, will be evaluated by regularly assessing competitive market practices, the overall performance of the Company the, size of previous grants and the number of options held. In addition, the Compensation Committee may consider factors including that executive's current ownership stake in the Company, the degree to which increasing that ownership stake would provide the executive with additional incentives for future performance, the likelihood that the grant of those options would encourage the executive to remain with the Company and the value of the executive's service to the Company. This posture with regard to stock options is intended to focus management's efforts on maximizing stockholder returns. The number of options granted to a particular participant will also be based on the Company's historical financial success, its future business plans and the individual's position and level of responsibility within the Company, but these factors will be assessed subjectively and not weighted.

FISCAL YEAR 2003 CHIEF EXECUTIVE OFFICER PAY

As described above, the Compensation Committee considers several factors in developing an executive compensation package. For the Chief Executive Officer, these factors will include competitive market pay practices, performance level, experience, contributions toward achievement of strategic goals and the overall financial and operations success of the Company.

The Company entered into an initial employment agreement with Mr. Powers, the Company's Chief Executive Officer, in November 1998. The Company entered into a subsequent employment agreement with Mr. Powers in November 2000 upon expiration of the initial agreement. That agreement has a continuous two-year term at an initial base compensation rate of $225,000 per annum. Mr. Powers is eligible to receive an annual cash bonus in an amount up to 35% of his base salary upon achievement of certain performance targets. The Compensation Committee monitors trends in this area, as well as changes in law, regulation and accounting practices, that may affect either its compensation practices or its philosophy. Accordingly, the Committee reserves the right to alter its approach in response to changing conditions. This report will not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act of 1934, as amended (the "Exchange Act") and will not be deemed filed under either of such statutes except to the extent that the Company specifically incorporates this information by reference.

The Compensation Committee:

     George M. Siegel, Chairman
     James H. Collins

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In connection with a private placement conducted by the Company, Mr. Powers, an IRA for the benefit of Mr. Powers' wife, and Mr. Powers' father purchased a total of two (2) units for a total purchase price of $100,000. The Company issued convertible subordinated notes with an aggregate principal balance of $100,000 and warrants to purchase an aggregate of 100,000 shares of the Company's common stock. These purchases were made on the same basis available to other investors in the private placement.

In December 2001 in connection with the grant of restricted shares of common stock to Mr. Powers, the Company loaned to Mr. Powers $179,000 related to federal income tax liability incurred by Mr. Powers in connection with the restricted shares grant. The entire principal balance of the loan remains outstanding. The loan bears interest at the rate of 5.62% per annum. All principal and accrued, but unpaid interest shall be due and payable on April 12, 2012. No interim payments on principal or interest are required. The loan and the obligations arising thereunder are secured by a first lien security interest in and to the 450,000 shares of the Company's common stock granted to Mr. Powers in his Restricted Stock Award Agreement dated December 3, 2001. The Company recognized a $179,000 charge to income at the date of the grant.

                                PERFORMANCE GRAPH

The following line graph compares the percentage change from date of public offering (March 30, 1998) through March 31, 2003 for (i) the Company common stock, (ii) a peer group (the "Peer Group") of companies selected by the Company that are e-Learning companies located in the United States, (iii) the AMEX Composite Index and (iv) a peer group of companies engaged in the Company's former business, dental practice management (the "Old Peer Group"). The companies in the Peer Group are Click2Learn, Digital Think, Docent, Learn2, Mentergy, Saba Software, Skillsoft, and Smart Force. The companies in the Old Peer Group are predominately dental management companies located in the United States. The companies in the Old Peer Group are Interdent, Inc., Castle Dental Centers, Inc., Coast Dental Services Inc. and Monarch Dental Corp.

  THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.

                          Comparison of Total Returns*

                      March 30,  March 31,  March 31,  March 31,  March 31,  March 31,  March 31,
  Description           1998       1998       1999       2000       2001       2002       2003
  -----------           ----       ----       ----       ----       ----       ----       ----
EDT Learning, Inc.      $100       $103       $ 20       $ 18       $  5       $ 12       $  4
AMEX Composite Index    $100       $101       $ 96       $136       $119       $127       $112
Peer Group              $100       $100       $ 48       $213       $117       $ 77       $ 20
Old Peer Group          $100       $ 97       $ 38       $ 23       $  3       $ 10       $ 21

*Total return based on $100 initial investment. The graph is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future financial performance. The total return on investment for the period shown for the Company, the AMEX Composite Index and the Peer Group is based on the stock price or composite index at March 30, 1998. The performance graph appearing above will not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act, or under the Exchange Act and will not be deemed filed under either of those Acts except to the extent that the Company specifically incorporates this information by reference.

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

The Audit Committee hereby reports as follows:

     1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

     2. The Audit Committee has discussed with BDO Seidman, LLP, the Company's independent accountants, the matters required to be discussed by SAS 61 (Communication with Audit Committees).

     3. The Audit Committee has received the written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with BDO Seidman, LLP their independence.

     4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2003, for filing with the SEC.


The Audit Committee:

James H. Collins, Chairman
Daniel T. Robinson, Jr.
George Siegel

                               SECTION 16 REPORTS

Section 16(a) of the Exchange Act requires directors, executive officers and beneficial owners of more than 10% of the outstanding shares of the Company to file with the SEC reports regarding changes in their beneficial ownership of shares in the Company. Those who own 10% or more of the Company have been identified in the Security Ownership of Certain Beneficial Owners and Management as well as on file with the SEC.

Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all its directors and executive officers during the fiscal year 2003 complied on a timely basis with all applicable filing requirements under
Section 16(a) of the Exchange Act.

                              STOCKHOLDER PROPOSALS

Under the rules of the SEC, Stockholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of stockholders must be received by the Company on or before March 14, 2004.

In addition, a stockholder may bring business before the 2004 annual meeting or may submit nominations for election as a director at that meeting if the stockholder complies with the requirements specified in the Company's bylaws. The requirements include: (i) providing written notice to the Company's principal executive offices at least 90 and not more than 180 days prior to the annual meeting or the corresponding date for the 2003 Annual Meeting; and (ii) supplying the additional information listed in Article II, Section 11 of the Company's bylaws (in the case of stockholder proposes) and Article II, Section 12 of the Company's Bylaws in the case of director nominations).

                         2003 ANNUAL REPORT ON FORM 10-K

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2003 WAS FILED ELECTRONICALLY WITH THE SEC AND IS AVAILABLE ON THE COMPANY'S WEBSITE. STOCKHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K SHOULD ADDRESS A WRITTEN REQUEST TO BRIAN BERRY, VICE PRESIDENT - FINANCE, EDT LEARNING, INC., 2999 N. 44TH STREET, SUITE 650, PHOENIX, ARIZONA, 85018. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

                                 OTHER BUSINESS

As of the date of this Proxy Statement, management was not aware of any business not described above would be presented for consideration at the Meeting. If any other business properly comes before the Meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

The above Notice and Proxy Statement are sent by order of the Board.

/s/ Brian Berry
----------------------------
Brian Berry
Vice President - Finance
Phoenix, Arizona

                               EDT LEARNING, INC.
                        2999 NORTH 44TH STREET, SUITE 650
                             PHOENIX, ARIZONA 85018

                                   ----------

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 15, 2003

                                   ----------

The undersigned hereby appoints James M. Powers, Jr. and James L. Dunn, Jr., or either of them, proxies for the undersigned, each with full power of substitution, to vote all shares of Common Stock of EDT Learning, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Stockholders (the "Meeting") to be held on August 15, 2003, at 9:00 a.m., local time, at the Company's offices, 2999 N. 44th Street, Suite 650, Phoenix, Arizona 85018 and at any and all adjournments thereof for the following purposes:

(1)  Election of Class B Directors:

[ ]  FOR the nominees listed below (except as marked to the contrary below)
[ ]  WITHHOLD AUTHORITY to vote for the nominees listed below

     Nominees: James H. Collins and Daniel T. Robinson, Jr.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE IMMEDIATELY BELOW.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) Approval and Ratification of the Appointment of BDO Seidman, LLP, as the Company's Independent Accountants for Fiscal 2004.

[ ]  FOR
[ ]  AGAINST
[ ]  ABSTAIN

(3) In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Meeting.

[ ]  FOR
[ ]  AGAINST
[ ]  ABSTAIN

PLEASE DATE AND SIGN ON REVERSE SIDE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS AND "FOR" APPROVAL AND RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP, AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected below.

                             -----------------------
                                      Date


                         -------------------------------
                         Signature(s) of stockholders(s)

          Please complete, date and sign exactly as your name appears herein. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add your title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AS AGENT FOR THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.